UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported): May 21, 2018

___________________

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 21, 2018, Xtant Medical Holdings, Inc. (the “Company”) issued a press release entitled “Xtant Medical Receives FDA 510(k) Clearance for InTice™-C Porous Titanium Cervical Interbody System” which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The Company is furnishing the information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Item 7.01 of this report and Exhibit 99.1.

Item 8.01	Other Events.

On May 21, 2018, the Company announced the receipt of U.S. Food and Drug Administration 510(k) clearance for the InTice™-C Porous Titanium Cervical Interbody System.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Xtant Medical Holdings, Inc. dated May 21, 2018, entitled “Xtant Medical Receives FDA 510(k) Clearance for InTice™-C Porous Titanium Cervical Interbody System.” (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Carl D. O’Connell
Carl D. O’Connell
Chief Executive Officer

Dated: May 21, 2018